485APOS

This submission is being made solely to obtain two class (contract) identifiers, for the following Individual Index-linked Modified Single Premium Deferred Annuities issued by MassMutual Ascend Life Insurance Company:

Index Frontier 7 Annuity (file number 333-278200)

Index Frontier 5 Annuity (file number 333-278200)

Any questions on this submission should be directed to John V. Domaschko, AVP – Head of Securities Law at (513) 361.9401.